                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Dividend Reinvestment Plan....................... 25

VLT SAR 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                        VAN KAMPEN HIGH INCOME TRUST II
                           (NYSE TICKER SYMBOL--VLT)

 COMMON SHARE TOTAL RETURNS

Six-month total return on market price(1)..................    1.69%
Six-month total return based on NAV(2).....................   (0.62%)

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
price(3)...................................................   10.75%

 SHARE VALUATIONS

Net asset value............................................  $  7.09
Closing common stock price.................................  $8.3125
Six-month high common stock price (01/19/99)...............  $8.8125
Six-month low common stock price (04/19/99)................  $ 7.625
Preferred share rate(4)....................................    5.00%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN HIGH INCOME TRUST II

We recently spoke with the management team of the Van Kampen High Income Trust II about the key events and economic forces that shaped the markets during the past six months. The team includes Peter Ehret, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. Mr. Ehret assumed management responsibilities for the Trust on June 1, 1999. The following comments reflect their views on the Trust's performance during the six months ended June 30, 1999.

 Q    WHAT HAPPENED IN THE HIGH-YIELD MARKET DURING THE REPORTING PERIOD?

 A The most important theme marking the first six months of the year was cautious recovery. The high-yield market continued to make progress from last fall's lows, when growing concerns about the global economy sparked a flight to quality that created one of the most difficult periods on record for high-yield bonds. During the current reporting period, the Fed's interest-rate cuts, a vibrant domestic economy, and strong consumer confidence all played critical roles in the turnaround. While greatly diminished, some of the concerns surrounding the direction of interest rates and high-yield defaults continued into 1999. Accordingly, interest rates on high-yield bonds have fallen but still remain relatively high compared to U.S. Treasury bonds.

 Q    HOW DID HIGH YIELD BONDS PERFORM COMPARED TO TREASURY BONDS?

 A Although we experienced bumps in February and again in May due to concerns about inflation and interest rates, the high-yield market comfortably outperformed Treasury bonds as interest rates increased. High-yield bonds generally perform better than higher-quality bonds during a rising interest-rate environment because they are less sensitive to rate changes and offer attractive yields to compensate bondholders for their increased credit risk.

 Q    DID SOME AREAS OF THE HIGH-YIELD MARKET RECOVER BETTER THAN OTHERS?

 A Yes. Once again, the telecommunications sector saw heavy issuance and outperformed many other sectors. Deregulation and technological changes have helped this sector grow much faster than the broader economy, and the high-yield market is often a source of capital for the industry's development. The swift pace of merger activity within the industry has also led to some increases in credit quality, as a number of high-yield issuers were bought by higher-rated companies. Other good performers during 1999 included some issues in basic materials and consumer cyclicals.

 Q    WHERE WERE THE DISAPPOINTMENTS?

 A Within telecommunications, satellite companies such as Iridium were unable to keep pace with technological advances and performed poorly. In addition, the health-care sector suffered from increasing financial pressures, especially in the hospital and long-term care industries. Although many health-care issuers remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies for skilled nursing homes have led us to look to other areas of the market in recent months. The energy sector also performed poorly in the early part of the reporting period, but was revived by a sharp increase in oil prices in recent months.

 Q    WHAT STRATEGIES WERE USED TO MANAGE THE TRUST IN THIS ENVIRONMENT?

 A Improving the Trust's credit quality was a focus over the past six months. We found attractive-yielding BB credits that we felt were backed by financially strong companies, so we replaced some of our B rated holdings with these higher-rated bonds. With the rising interest-rate environment, these higher-rated bonds hindered the Trust's short-term performance because they are more sensitive to changes in interest rates than comparable lower-rated bonds. However, this negative factor was balanced by positive returns from our substantial weighting in the chemicals sector, which picked up momentum as cyclical companies returned to favor. Chemical holdings such as Huntsman and Equistar performed well for the Trust.
    In addition, we took advantage of the Trust's new ability to purchase a limited proportion of foreign issues. As of April 1, 1999, the management team had the ability to invest up to 35 percent of the Trust's assets in foreign securities. Although we currently do not plan to invest such a large percentage in foreign bonds, we did find a limited number of attractive overseas issues. While it is too early to assess the overall impact of this strategy, some holdings such as Coca-Cola Femsa, which is partially owned by the U.S. soft drink company, benefited the Trust during the period. Others such as Disco, an Argentinean supermarket company, detracted from performance. For additional portfolio highlights, please refer to page 8.

 Q    HOW DID THE TRUST PERFORM DURING THE YEAR?

 A Although in a recovery phase, the Trust was restrained by interest rate and inflation concerns in the latter part of the reporting period. In addition, some holdings in the underperforming health-care and energy sectors hurt the Trust's returns. As a result, the Trust generated a 1.69 percent(1) total return at market price for the six-month period ended June 30, 1999. This reflects a decrease in market price per common share from $8.6250 on December 31, 1998, to $8.3125 on June 30, 1999, plus reinvestment of dividends.

    The low interest-rate environment also led to a reduction in the Trust's income stream over the past several months. As a result, the Board of Trustees approved a slight decrease in the Trust's dividend from $.0765 per share to $.0745 in June. Despite the dividend decrease, we continue to believe that the Trust offers a competitive yield. Its current monthly dividend translates to a distribution rate of 10.75 percent(3) based on the closing common stock price on June 30, 1999. The chart and footnotes on page 3 provides additional performance information.

 Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

 A We expect to see moderately reduced growth in the economy in the months ahead, but it should not have a negative effect on the high-yield market unless it becomes a significant downturn. We believe strong high-yield issuance will continue over the next few months as issuers catch up from the relatively quiet market of last fall. However, we are anticipating a slowdown in issuance toward the end of the year.

 Q    WHAT STRATEGIES WILL YOU USE TO MANAGE THE PORTFOLIO GOING FORWARD?

 A Our focus going forward remains the same: fundamental, in-depth research and assessment of high-yield bonds. We will look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We plan to continue to search the foreign markets for opportunities to contribute to the Trust's performance. Also, we will be searching for value in out-of-favor areas of the market to help diversify the Trust's holdings.


[SIG]
Peter Ehret

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN HIGH INCOME TRUST II
TOP FIVE PORTFOLIO INDUSTRIES*

[GRAPH]

                                                          JUNE 30, 1999                    DECEMBER 31, 1998
                                                          -------------                    -----------------
Chemical                                                      10.60                               4.40
Telecommunications                                             9.50                              14.60
Printing, Publishing, & Broadcasting                           8.80                               8.30
Oil & Gas                                                      6.70                               8.10
Finance                                                        5.00                               2.30

* As a percentage of long-term investments
NET ASSET VALUE AND MARKET PRICE
(BASED UPON MONTH-END VALUES)
JUNE 1989 THROUGH JUNE 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jun 1989                                                                  11.8750                            11.0100
                                                                          11.0000                            10.9300
                                                                          11.2500                            10.7600
                                                                          10.8750                            10.4200
                                                                          10.0000                             9.8200
                                                                          10.1250                             9.8000
                                                                           9.0000                             9.3100
                                                                           8.7500                             9.1600
                                                                           8.5000                             8.3500
                                                                           8.6250                             8.4900
                                                                           8.5000                             8.3100
                                                                           7.7500                             8.3800
Jun 1990                                                                   8.2500                             8.3900
                                                                           8.5000                             8.4700
                                                                           7.2500                             7.6800
                                                                           5.1250                             6.7900
                                                                           5.1250                             6.0100
                                                                           5.6250                             6.0300
                                                                           5.2500                             5.9100
                                                                           5.2500                             5.9800
                                                                           6.0000                             6.5600
                                                                           6.5000                             6.9500
                                                                           7.0000                             7.2000
                                                                           6.7500                             7.1400
Jun 1991                                                                   6.8750                             7.3100
                                                                           7.0000                             7.4500
                                                                           7.1250                             7.5000
                                                                           7.3750                             7.5900
                                                                           7.7500                             7.7700
                                                                           7.3750                             7.7000
                                                                           7.5000                             7.6200
                                                                           8.0000                             8.0400
                                                                           8.0000                             8.1900
                                                                           8.2500                             8.2100
                                                                           8.3750                             8.4200
                                                                           8.5000                             8.3900
Jun 1992                                                                   8.6250                             8.3400
                                                                           8.7500                             8.4800
                                                                           8.7500                             8.5700
                                                                           9.1250                             8.5800
                                                                           8.8750                             8.0200
                                                                           8.8750                             7.9200
                                                                           9.3750                             7.9200
                                                                           9.5000                             8.1700
                                                                           9.8750                             8.3900
                                                                           9.7500                             8.6100
                                                                           9.8750                             8.5800
                                                                           9.6250                             8.5500
Jun 1993                                                                  10.1250                             8.8400
                                                                          10.2500                             8.8400
                                                                          10.5000                             8.7600
                                                                          10.2500                             8.7400
                                                                          10.5000                             8.9100
                                                                          10.0000                             8.9100
                                                                           9.7500                             8.9800
                                                                          10.3750                             9.1200
                                                                          10.6250                             9.0500
                                                                           9.8750                             8.4900
                                                                           9.8750                             8.2500
                                                                           9.7500                             8.1900
Jun 1994                                                                   9.7500                             8.1200
                                                                           9.5000                             7.9500
                                                                           9.3750                             7.8400
                                                                           8.8750                             7.7500
                                                                           8.6250                             7.5900
                                                                           8.2500                             7.2700
                                                                           7.5000                             7.3200
                                                                           7.6250                             7.3700
                                                                           8.0000                             7.6200
                                                                           8.2500                             7.6700
                                                                           8.1250                             7.8700
                                                                           8.3750                             8.0300
Jun 1995                                                                   8.6250                             7.9700
                                                                           8.5000                             8.0700
                                                                           8.7500                             8.0100
                                                                           8.6250                             8.0300
                                                                           9.0000                             8.0600
                                                                           8.7500                             8.0400
                                                                           8.7500                             8.1200
                                                                           9.1250                             8.2500
                                                                           9.0000                             8.2300
                                                                           8.8750                             8.0900
                                                                           9.0000                             8.0400
                                                                           8.8750                             8.0100
Jun 1996                                                                   8.7500                             7.9400
                                                                           8.7500                             7.9000
                                                                           9.0000                             7.9900
                                                                           9.1250                             8.1200
                                                                           9.1250                             8.1300
                                                                           9.3750                             8.2400
                                                                           9.3750                             8.3100
                                                                           9.3750                             8.3000
                                                                           9.6250                             8.4000
                                                                           9.3750                             8.1300
                                                                           9.1250                             8.1100
                                                                           9.5000                             8.2700
Jun 1997                                                                   9.8130                             8.3200
                                                                          10.0000                             8.4400
                                                                          10.0000                             8.3800
                                                                          10.0630                             8.4700
                                                                           9.9380                             8.3800
                                                                          10.1880                             8.4000
                                                                           9.8130                             8.4400
                                                                          10.1250                             8.5400
                                                                          10.3750                             8.4800
                                                                          10.0000                             8.5000
                                                                           9.6250                             8.4500
                                                                           9.8130                             8.4100
Jun 1998                                                                   9.5630                             8.3800
                                                                           9.5630                             8.3900
                                                                           7.8130                             7.7400
                                                                           8.5000                             7.6400
                                                                           8.7500                             7.3200
                                                                           9.1880                             7.7400
                                                                           8.6250                             7.5900
                                                                           8.7500                             7.6000
                                                                           8.6250                             7.3400
                                                                           8.4375                             7.3700
                                                                           8.0000                             7.4000
                                                                           8.1250                             7.2300
Jun 1999                                                                   8.3125                             7.0900

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                        VAN KAMPEN HIGH INCOME TRUST II

 CREDIT QUALITY*

AS OF JUNE 30, 1999
[PIE CHART]

                                                                      CCC/Caa
                               BBB/Baa        BB/Ba        B/B       and below
As of June 30, 1999             8.2%          39.8%       50.5%        1.5%


AS OF DECEMBER 31, 1998
[PIE CHART]

                               A/A to                                          CCC/Caa
                               AAA/Aaa       BBB/Baa     BB/Ba       B/B      and below    Non-Rated
As of December 31, 1999         2.7%          7.5%       33.3%      54.7%       0.3%         1.5%

* As a percentage of long-term debt securities.

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED JUNE 30, 1999

[BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
'Jan 1999'                                                                      0.0765
'Feb 1999'                                                                      0.0765
'Mar 1999'                                                                      0.0765
'Apr 1999'                                                                      0.0765
'May 1999'                                                                      0.0765
'Jun 1999'                                                                      0.0745

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CORPORATE BONDS  93.5%
         AEROSPACE & DEFENSE  3.7%
$1,350   Dyncorp..............................     9.500%     03/01/07    $  1,329,750
 1,950   Sequa Corp. .........................     9.625      10/15/99       1,974,375
   450   Sequa Corp. .........................     9.375      12/15/03         463,500
                                                                          ------------
                                                                             3,767,625
                                                                          ------------
         AUTOMOBILE  4.5%
   300   Aetna Industries, Inc. ..............    11.875      10/01/06         303,750
   850   JPS Automotive Products Corp. .......    11.125      06/15/01         873,375
 2,250   Lear Seating Corp. ..................     8.250      02/01/02       2,224,687
   400   Venture Holdings, Inc. ..............     9.750      04/01/04         419,500
   550   Venture Holdings, Inc. ..............     9.500      07/01/05         525,250
   225   Venture Holdings, Inc., 144A Private
         Placement (b)........................    11.000      06/01/07         228,938
                                                                          ------------
                                                                             4,575,500
                                                                          ------------
         BEVERAGE, FOOD & TOBACCO  3.6%
   500   Chiquita Brands International,
         Inc. ................................    10.000      06/15/09         504,375
   900   Coca Cola Femsa S.A. (Mexico) .......     8.950      11/01/06         897,750
 1,800   Pepsi Gemex S.A. (Mexico) ...........     9.750      03/30/04       1,800,000
   500   Vlasic Foods International, Inc.,
         144A Private Placement (b)...........    10.250      07/01/09         494,375
                                                                          ------------
                                                                             3,696,500
                                                                          ------------
         BUILDINGS & REAL ESTATE  0.8%
   225   Engle Homes, Inc. ...................     9.250      02/01/08         203,625
   295   Webb (Del E.) Corp. .................     9.375      05/01/09         284,675
   380   Webb (Del E.) Corp. .................    10.250      02/15/10         376,200
                                                                          ------------
                                                                               864,500
                                                                          ------------
         CHEMICAL  9.9%
   800   Acetex Corp. (Canada) ...............     9.750      10/01/03         740,000
 1,760   Agriculture Minerals & Chemicals,
         Inc. ................................    10.750      09/30/03       1,733,600
   540   American Pacific Corp. ..............     9.250      03/01/05         553,500

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CHEMICAL (CONTINUED)
$1,760   Equistar Chemicals L.P., 144A Private
         Placement (b)........................     8.500%     02/15/04    $  1,795,200
 2,272   Huntsman Polymers Corp. .............    11.750      12/01/04       2,385,600
 1,694   ISP Holdings, Inc. ..................     9.750      02/15/02       1,719,410
 1,500   Pioneer Americas Acquisition
         Corp. ...............................     9.250      06/15/07       1,267,500
                                                                          ------------
                                                                            10,194,810
                                                                          ------------
         CONTAINERS, PACKAGING & GLASS  4.5%
 1,150   Fonda Group, Inc. ...................     9.500      03/01/07       1,006,250
   870   Printpack, Inc. .....................    10.625      08/15/06         813,450
 1,100   Radnor Holdings, Inc. ...............    10.000      12/01/03       1,111,000
   950   S.D. Warren Co. .....................    12.000      12/15/04       1,020,063
   640   Sweetheart Cup, Inc. ................     9.625      09/01/00         627,200
                                                                          ------------
                                                                             4,577,963
                                                                          ------------
         DIVERSIFIED/CONGLOMERATE
         MANUFACTURING  1.1%
 1,050   Communications & Power Industries,
         Inc. ................................    12.000      08/01/05       1,084,125
                                                                          ------------
         ECOLOGICAL  0.5%
   400   Envirosource, Inc. ..................     9.750      06/15/03         254,000
   200   Norcal Waste Systems, Inc. ..........    13.500      11/15/05         220,000
                                                                          ------------
                                                                               474,000
                                                                          ------------
         ELECTRONICS  1.6%
 1,575   Advanced Micro Devices, Inc. ........    11.000      08/01/03       1,590,750
 1,050   DecisionOne Corp. ...................     9.750      08/01/07          57,750
                                                                          ------------
                                                                             1,648,500
                                                                          ------------
         FINANCE  4.7%
 1,650   Americredit Corp. ...................     9.250      02/01/04       1,674,750
 1,000   Contifinancial Corp. ................     8.375      08/15/03         775,000
 2,500   Vicap S.A. (Mexico) .................    10.250      05/15/02       2,350,000
                                                                          ------------
                                                                             4,799,750
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         GROCERY  4.1%
$  895   Disco S.A. (Argentina) ..............     9.125%     05/15/03    $    805,500
   150   Fleming Cos. Inc. ...................    10.625      12/15/01         151,500
 1,100   Fleming Cos., Inc. ..................    10.500      12/01/04       1,039,500
 1,050   Jitney Jungle Stores America,
         Inc. ................................    12.000      03/01/06         871,500
   900   Pantry, Inc. ........................    10.250      10/15/07         909,000
   435   Shoppers Food Warehouse, Inc. .......     9.750      06/15/04         473,063
                                                                          ------------
                                                                             4,250,063
                                                                          ------------
         HEALTHCARE  3.5%
 1,350   Columbia HCA Healthcare Corp. .......     6.910      06/15/05       1,240,313
   450   Fisher Scientific International,
         Inc. ................................     7.125      12/15/05         416,250
 1,050   Fresenius Medical Care Capital
         Trust................................     9.000      12/01/06       1,044,750
   900   Tenet Healthcare Corp. ..............     8.625      01/15/07         882,000
                                                                          ------------
                                                                             3,583,313
                                                                          ------------
         HOTEL, MOTEL, INNS & GAMING  3.7%
   125   Argosy Gaming Co., 144A Private
         Placement (b)........................    10.750      06/01/09         127,969
   300   Booth Creek Ski Holdings, Inc. ......    12.500      03/15/07         265,500
   652   Boyd Gaming Corp. ...................     9.250      10/01/03         665,040
   675   Casino Magic Louisiana Corp. ........    13.000      08/15/03         779,625
   500   Majestic Star Casino LLC, 144A
         Private Placement (b)................    10.875      07/01/06         497,500
 1,540   Mohegan Tribal Gaming Authority......     8.125      01/01/06       1,509,200
                                                                          ------------
                                                                             3,844,834
                                                                          ------------
         LEISURE  2.5%
   350   Premier Parks, Inc. .................     9.750      06/15/07         355,250
 2,100   Selmer Co., Inc. ....................    11.000      05/15/05       2,236,500
                                                                          ------------
                                                                             2,591,750
                                                                          ------------
         MINING, STEEL, IRON & NON-PRECIOUS
         METAL  4.0%
   900   GS Technologies Operating, Inc. .....    12.250      10/01/05         749,250
   870   Kaiser Aluminum & Chemical, Inc. ....    10.875      10/15/06         909,150

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MINING, STEEL, IRON & NON-PRECIOUS
         METAL (CONTINUED)
$  250   Renco Steel Holdings, Inc. ..........    10.875%     02/01/05    $    217,500
 2,150   WCI Steel, Inc. .....................    10.000      12/01/04       2,198,375
                                                                          ------------
                                                                             4,074,275
                                                                          ------------
         OIL & GAS  6.2%
 1,200   Benton Oil & Gas, Inc. ..............    11.625      05/01/03         796,500
   800   Frontier Oil Corp. ..................     9.125      02/15/06         768,000
 1,053   Giant Industries, Inc. ..............     9.750      11/15/03       1,034,572
 1,600   Giant Industries, Inc. ..............     9.000      09/01/07       1,488,000
 1,760   KCS Energy, Inc. ....................    11.000      01/15/03       1,073,600
   800   Pride Petroleum Services, Inc. ......     9.375      05/01/07         800,000
   700   Universal Compression, Inc. (a)......   0/9.875      02/15/08         434,000
                                                                          ------------
                                                                             6,394,672
                                                                          ------------
         PAPER  1.2%
 1,320   Repap New Brunswick, Inc.
         (Canada) ............................     9.000      06/01/04       1,234,200
                                                                          ------------
         PRINTING, PUBLISHING &
         BROADCASTING  8.3%
   900   CSC Holdings, Inc. ..................    10.500      05/15/16       1,012,500
   900   Grupo Televisa, Inc., S.A.
         (Mexico) ............................    11.375      05/15/03         927,000
   900   Grupo Televisa, Inc., S.A.
         (Mexico) ............................    11.875      05/15/06         933,750
   870   Helicon Group, Inc. .................    11.000      11/01/03         922,200
   850   International Cabletel, Inc. (a).....  0/12.750      04/15/05         811,750
   400   International Cabletel, Inc. (a).....  0/11.500      02/01/06         351,000
   325   James Cable Partners L.P. ...........    10.750      08/15/04         338,000
 1,100   K-III Communications Corp. ..........    10.250      06/01/04       1,149,500
   550   Northland Cable Television, Inc. ....    10.250      11/15/07         576,125
   550   Valassis Communications, Inc. .......     9.550      12/01/03         596,750
   800   Young Broadcasting, Inc. ............    11.750      11/15/04         848,000
                                                                          ------------
                                                                             8,466,575
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PRODUCER MANUFACTURING  4.5%
$  150   Associated Materials, Inc. ..........     9.250%     03/01/08    $    151,125
   500   Carpenter W.R., Inc. ................    10.625      06/15/07         477,500
   750   Cemex S.A., 144A Private Placement
         (Mexico) (b).........................     9.250      06/17/02         742,500
 1,320   Federal Mogul Corp. .................     7.500      07/01/04       1,277,100
   210   Juno Lighting, Inc., 144A Private
         Placement (b)........................    11.875      07/01/09         213,150
   250   Numatics, Inc. ......................     9.625      04/01/08         203,750
 1,450   Ucar Global Enterprises, Inc. .......    12.000      01/15/05       1,546,062
                                                                          ------------
                                                                             4,611,187
                                                                          ------------
         RETAIL  4.4%
   200   Big 5 Corp. .........................    10.875      11/15/07         203,000
   500   Community Distributors, Inc. ........    10.250      10/15/04         442,500
   500   Hosiery Corp. of America, Inc. ......    13.750      08/01/02         542,500
   900   K Mart Corp. ........................     8.250      11/21/06         913,500
   675   Musicland Group, Inc. ...............     9.875      03/15/08         658,125
 1,610   United Stationers Supply Co. ........    12.750      05/01/05       1,771,000
                                                                          ------------
                                                                             4,530,625
                                                                          ------------
         TELECOMMUNICATIONS  8.9%
   950   Capstar Broadcasting Partners........     9.250      07/01/07         973,750
   950   EZ Communications, Inc. .............     9.750      12/01/05       1,016,500
   950   Gray Communications Systems, Inc. ...    10.625      10/01/06       1,003,437
   400   Intermedia Communications of Florida,
         Inc. ................................    13.500      06/01/05         454,500
   150   Intermedia Communications, Inc. .....     8.875      11/01/07         141,000
   940   Intermedia Communications, Inc. .....     8.600      06/01/08         869,500
   900   McLeod USA, Inc. ....................     9.250      07/15/07         891,000
   930   Pegasus Communications Corp. ........     9.625      10/15/05         925,350
 2,250   Sprint Spectrum L.P. ................    11.000      08/15/06       2,562,187
   250   Telefonica De Argentina S.A., 144A
         Private Placement (Argentina) (b)....     9.875      07/01/02         248,438
                                                                          ------------
                                                                             9,085,662
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         TEXTILES  2.9%
$1,100   Dan River, Inc. .....................    10.125%     12/15/03    $  1,127,500
 1,575   Pillowtex Corp. .....................    10.000      11/15/06       1,586,813
   450   Scovill Fasteners, Inc. .............    11.250      11/30/07         249,750
                                                                          ------------
                                                                             2,964,063
                                                                          ------------
         TRANSPORTATION  1.7%
   930   Greyhound Lines, Inc. ...............    11.500      04/15/07       1,055,550
   675   International Shipholding Corp. .....     9.000      07/01/03         678,375
                                                                          ------------
                                                                             1,733,925
                                                                          ------------
         UTILITIES  2.7%
 1,100   AES Corp. ...........................     9.500      06/01/09       1,133,000
   400   El Paso Electric Co. ................     8.250      02/01/03         415,000
   800   El Paso Electric Co. ................     8.900      02/01/06         857,000
   100   Midland Cogeneration Venture.........    10.330      07/23/02         105,156
   800   National Energy Group, Inc. (c)......    10.750      11/01/06         296,000
                                                                          ------------
                                                                             2,806,156
                                                                          ------------
TOTAL CORPORATE BONDS  93.5%..........................................      95,854,573
                                                                          ------------
EQUITIES  0.1%
Hosiery Corp. of America, Inc., (500 common shares) 144A Private
  Placement (b).......................................................          26,250
Intermedia Communications of Florida, Inc., (400 common stock
  warrants) 144A Private Placement (b)................................          44,142
NTL, Inc., (1,188 common stock warrants) 144A Private Placement (b)...          15,431
Star Gas Partners L.P. (220 limited partnership units)................           3,781
Urohealth Systems, Inc., (525 common stock warrants) 144A Private
  Placement (b).......................................................               5
                                                                          ------------
TOTAL EQUITIES........................................................          89,609
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  93.6%
  (Cost $101,904,171).................................................      95,944,182

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                 Description                                              Market Value
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.8%
Federal Home Loan Bank Consolidated Discount Note ($5,953,000 par,
yielding 4.601%, 07/01/99 maturity)
(Cost $5,952,239).....................................................       5,952,239
                                                                          ------------
TOTAL INVESTMENTS  99.4%
  (Cost $107,856,410).................................................     101,896,421
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%...........................         623,492
                                                                          ------------
NET ASSETS  100.0%....................................................    $102,519,913
                                                                          ============

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c) Interest is accruing at less than the stated coupon.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $107,856,410).......................    $101,896,421
Cash........................................................           1,168
Receivables:
  Interest..................................................       2,205,784
  Investments Sold..........................................          88,929
Other.......................................................           6,526
                                                                ------------
      Total Assets..........................................     104,198,828
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,217,397
  Income Distributions - Common and Preferred Shares........         145,461
  Investment Advisory Fee...................................          63,380
  Affiliates................................................          12,700
Accrued Expenses............................................         138,313
Trustees' Deferred Compensation and Retirement Plans........         101,664
                                                                ------------
      Total Liabilities.....................................       1,678,915
                                                                ------------
NET ASSETS..................................................    $102,519,913
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 1,800 outstanding with liquidation preference
  of $25,000 per share).....................................    $ 45,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  8,109,000 shares issued and outstanding)..................          81,090
Paid in Surplus.............................................      79,412,381
Accumulated Undistributed Net Investment Income.............         216,324
Net Unrealized Depreciation.................................      (5,959,989)
Accumulated Net Realized Loss...............................     (16,229,893)
                                                                ------------
      Net Assets Applicable to Common Shares................      57,519,913
                                                                ------------
NET ASSETS..................................................    $102,519,913
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($57,519,913 divided by
  8,109,000 shares outstanding).............................    $       7.09
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 5,159,838
Dividends...................................................            127
Other.......................................................        241,840
                                                                -----------
      Total Income..........................................      5,401,805
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        389,522
Preferred Share Maintenance.................................         58,468
Trustees' Fees and Related Expenses.........................         12,257
Legal.......................................................          8,278
Custody.....................................................          6,335
Other.......................................................        102,461
                                                                -----------
      Total Expenses........................................        577,321
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,824,484
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(1,818,114)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (3,670,167)
  End of the Period.........................................     (5,959,989)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,289,822)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(4,107,936)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $   716,548
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1999 and
                  the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  4,824,484        $  9,580,076
Net Realized Gain/Loss...........................      (1,818,114)            219,158
Net Unrealized Depreciation During the Period....      (2,289,822)         (6,422,414)
                                                     ------------        ------------
Change in Net Assets from Operations.............         716,548           3,376,820
                                                     ------------        ------------
Distributions from Net Investment Income:
  Common Shares..................................      (3,705,281)         (7,783,535)
  Preferred Shares...............................      (1,067,970)         (2,430,458)
                                                     ------------        ------------
Total Distributions..............................      (4,773,251)        (10,213,993)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (4,056,703)         (6,837,173)
NET ASSETS:
Beginning of the Period..........................     106,576,616         113,413,789
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $216,324
  and $165,091, respectively)....................    $102,519,913        $106,576,616
                                                     ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                               Six Months Ended   ----------------------------------
                                June 30, 1999      1998     1997      1996     1995
------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)..............     $ 7.594        $8.437   $ 8.307   $8.117   $7.320
                                   -------        ------   -------   ------   ------
  Net Investment Income.......       0.595         1.182     1.202    1.228    1.273
  Net Realized and Unrealized
    Gain/Loss.................      (0.507)        (.765)     .179     .214     .806
                                   -------        ------   -------   ------   ------
Total from Investment
  Operations..................       0.088          .417     1.381    1.442    2.079
                                   -------        ------   -------   ------   ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders............        .457          .960      .960     .960     .960
    Common Share Equivalent of
      Distributions Paid to
      Preferred
      Shareholders............        .132          .300      .291     .292     .322
  Return of Capital Paid to
    Common Shareholders.......         -0-           -0-       -0-      -0-      -0-
                                   -------        ------   -------   ------   ------
Total Distributions...........       0.589         1.260     1.251    1.252    1.282
                                   -------        ------   -------   ------   ------
Net Asset Value, End of the
  Period......................     $ 7.093        $7.594   $ 8.437   $8.307   $8.117
                                   =======        ======   =======   ======   ======
Market Price Per Share at End
  of the Period...............     $8.3125        $8.625   $9.8125   $9.375   $8.750
Total Investment Return at
  Market Price (b)............       1.69%*       (2.73%)   15.34%   18.91%   30.33%
Total Return at Net Asset
  Value (c)...................      (0.62%)*       1.22%    13.90%   15.15%   25.19%
Net Assets at End of the
  Period (In millions)........     $ 102.5        $106.6   $ 113.4   $112.4   $110.8
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**.............       1.95%         1.92%     1.83%    1.89%    1.96%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (d)..................      12.69%        10.85%    10.93%   11.58%   12.09%
Portfolio Turnover............         27%*          65%       98%      94%     124%
 * Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares.....................       1.11%         1.14%     1.10%    1.12%    1.15%

(a) Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended December 31,
--------------------------------------------------
       1994      1993     1992     1991     1990
--------------------------------------------------
       $8.982   $7.916   $7.287   $5.884    $9.307
      -------   ------   ------   ------   -------
        1.283    1.422    1.691    1.512     1.908
       (1.530)   1.021     .415    1.686    (3.410)
      -------   ------   ------   ------   -------
        (.247)   2.443    2.106    3.198    (1.502)
      -------   ------   ------   ------   -------
        1.180    1.200     .975     .920     1.238
         .235     .177     .502     .543      .666
          -0-      -0-      -0-      -0-      .017
      -------   ------   ------   ------   -------
        1.415    1.377    1.477    1.463     1.921
      -------   ------   ------   ------   -------
       $7.320   $8.982   $7.916   $7.619    $5.884
      =======   ======   ======   ======   =======
       $7.500   $9.750   $9.375   $7.500    $5.250
      (12.94%)  17.01%   39.58%   62.27%   (30.57%)
       (5.70%)  30.08%   16.92%   46.26%   (24.92%)
       $104.4   $117.8   $109.2   $108.2     $94.1
        1.97%    1.72%    1.73%    2.73%     2.12%
       12.87%   14.41%   14.49%   13.59%    15.99%
         125%     140%     145%      97%       65%
        1.17%    1.05%    1.02%    1.52%     1.11%

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $14,398,528 which expires between December 31, 1999 and December 31, 2003, respectively. Of this amount, $11,048,002 will expire in 1999. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 1999, for federal income tax purposes, cost for long- and short-term investments is $107,856,973, the aggregate gross unrealized appreciation is $722,198 and the aggregate gross unrealized depreciation is $6,682,750, resulting in net unrealized depreciation on long- and short-term investments of $5,960,552.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate,

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 1999, the Trust recognized expenses of approximately $34,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $28,253,041 and $26,686,205, respectively.

4. AUCTION PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of June 30, 1999, the trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on June 30, 1999, was 5.00%. During the six months ended June 30, 1999, the rates ranged from 4.55% to 5.10%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                        VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                        # OF SHARES
                                                   ---------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
David C. Arch....................................  6,640,816    107,705
Howard J Kerr....................................  6,640,816    107,705
Dennis J. McDonnell..............................  6,642,216    106,305

    The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell, Hugo F. Sonnenschein, and Wayne W. Whalen.
    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 6,599,132 shares voted in favor of the proposal, 51,541 shares voted against and 97,848 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.